Conventional Explorers in an Era of Shale

Corporate Presentation September 2017


petroriver

OTCBB:PTRC

www.petroriveroil.com

Forward-Looking Statement / Profile

Certain statements in this presentation contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 including, without limitation, expectations, beliefs, plans and objectives regarding production and exploration activities. Any matters that are not historical facts are forward-looking and, accordingly, involve estimates, assumptions, risks and uncertainties, including, without limitation, risks, uncertainties and other factors discussed in our most recently filed Annual Report on Form 10-K, recent Quarterly Reports on Form 10-Q, and recent filed Current Reports on Form 8-K available on our website, http://www.petroriveroil.com. These forward-looking statements are based on Petro River Oil Corporation's (PTRC) current expectations, estimates and projections about the company, its industry, its management's beliefs and certain assumptions made by management. No assurance can be given that such expectations, estimates or projections will prove to have been correct. A number of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, PTRC's ability to meet its production targets, successfully manage its capital expenditures and to complete, test and produce the wells and prospects identified in this presentation. Whenever possible, these "forward-looking statements" are identified by words such as "expects," "believes," "anticipates," "projects," and similar phrases. Because such statements involve risks and uncertainties, PTRC's actual results and performance may differ materially from the results expressed or implied by such forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date hereof. Unless legally required, we assume no duty to update these statements as of any future date. However, you should review carefully reports and documents that PTRC files periodically with the Securities and Exchange Commission. Cautionary Note to Investors: The United States Securities and Exchange Commission ("SEC") permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable, and possible reserves that meet the SEC's definitions for such terms. PTRC may use certain terms in this presentation, such as "resource," "resource potential," "potential resource," "resource base," "identified resources," "potential net recoverable," "potential reserves," "unbooked resources," and other similar terms that the SEC guidelines strictly prohibit PTRC from including in filings with the SEC. Such terms do not take into account the certainty of resource recovery, which is contingent on exploration success, technical improvements in drilling access, commerciality and other factors, and are therefore not indicative of expected future resource recovery and should not be relied upon. Investors are urged to consider carefully the disclosure in PTRC's Annual Report on Form 10-K for the fiscal year ended April 30, 2017, recent Quarterly Reports on Form 10-Q, and recent filed Current Reports on Form 8-K available on our website, http://www.petroriveroil.com. You can also obtain these filings from the SEC by calling 1-800-SEC-0330 or from the SEC's website at www.sec.gov.

Key Statistics	
Stock Symbol:	OTCBB: PTRC
Price (9/14/2017):	$2.00
Shares Outstanding:	15.84 MM
Market Capitalization:	$31.68MM
Debt:	$2MM

Executive Summary

petroriver OIL

DESCRIPTION -ASSET

- Osage County, OK (106,500 acre concession)
  - -Mississippian Chat is the primary zone of interest (depth ~2,700' TVD);
  - -Bandolier Energy, a subsidiary of Petro River, has a 75% WI
- Kern County, CA (7,000 acres)
  - –Sunset Boulevard prospect containing multiple zones of interest (depth up to ~9,000' TVD)
  - -Petro River has a 13.75% WI

DEVELOPMENT PLAN (2017/2018)

Osage County, OK	Kern County, CA
W. Blackland Field in Osage County, OK • New field discovered in 2017 with W. Blackland 1-3 exploration well • 8 additional locations identified • EUR per well is ~105,000 BOE based on IP rate of 71 BOE • Proven structure potential of up to 945,000 BOE • D&C costs of $200,000 per well; production facility $50,000/well	**Sunset Boulevard prospect in Kern County** • New discovery in 2017 with Cattani-Rennie 47X-15 exploration well • 3 additional locations identified; project ~150 BOPD IP/well; • Prospective resources up to 3,000,000 BOE • D&C costs of up to $1.5M per well
S. Blackland Field in Osage County, Ok • New field discovered with S. Blackland 2-11 exploration well drilled in 2017 • 4 additional locations identified • EUR per well is ~63,000 BOE based on IP rate of 35 BOE • Proven structure potential of up to 315,000 BOE • D&C costs of $200,000 per well; production facility $50,000/well	

EXPLORATION PLAN (2018)

- $300,000 tests three new structures totaling 2,362 acres of potential productive Mississippian chat reservoirs identified in Osage County based on existing 3D seismic and W & S Blackland exploration wells
  - - Prospective resources of up to 5.85MM BOE (based on 20 acre well spacing and 50,000 EUR/well)
  - -Up to 117 additional wells with D&C costs of $200,000 per well.

This chart reflects the most current terms and understanding of each project. There can be no assurances any forward looking projections are accurate or will necessarily occur.

Petro River is Different


shale
shale
shale
shale
shale
shale
shale
shale
shale
shale
shale
shale
shale

Conventional Explorers

No horizontal (shale) drilling.

Low F&D and OPEX costs < $10 BO

De-risk Exploration with 3D Seismic

Significant development & exploration structures

100% conventional.

Profitable at $30 Oil.

Petro River Portfolio

Near Term Development Projects

Project	Location	Acreage (Gross)	Petro River's Working Interest	Prospective Resources (100% WI)	Prospective Resources (Petro Direct WI)
Pearsonia West -	Osage County, OK	1640	75% (1)	1.26 MM BOE (S. Blackland & W. Blackland Fields)	945,000 BOE projected based on results from discovery wells
Sunset Boulevard	Kern County, CA	500	13.75%	3 MM BOE	412,500 BOE projected based on discovery well

(1) Working interest includes interest held by Pearsonia West LLC, to be purchased by Petro River in 2017

Near Term Exploration Projects

Project	Location	Acreage (Gross)	Petro River's Interest	Prospective Resources (100% WI)	Prospective Resources (Petro Direct WI)
Pearsonia West	Osage County	104,860	75% (1)	5.85 MM BOE identified under current seismic	4.39 MM BOE
Kern County	Kern County, CA	7,000	13.75%	14.7 MM BOE identified under current seismic	2.02 MM BOE

Horizon Energy Projects

Petro River has a 20% equity interest in Horizon Energy Partners, LLC. Horizon Energy has a portfolio of domestic and international development and exploration projects as outlined in the next slide.

This chart is based upon management assumptions and reflect the most current terms and understanding of each project. There can be no assurances any forward looking projections are accurate or will necessarily occur.

Horizon Energy Partners Asset Portfolio

Near Term Development Projects			
Project	**Location**	**Acreage (Gross)**	**Horizon Energy's Interest**
Grapevine	Kern County, CA	10,000	40%
Kern County, CA	Kern County, CA	7,000	27.5%

Exploration Projects			
Project	**Location**	**Acreage (Gross)**	**Horizon Energy's Interest**
Kay County	Kay County, OK	unleased	85%
North Sea-UK	UK	619,000	30%
North Sea-Denmark	Denmark	457,000	40%
Larne Basin –Onshore	Northern Ireland	100,000	20%

Petro River has a 20% equity interest in a strategic partnership with Horizon Energy Partners, LLC.

This chart is based upon management assumptions and reflect the most current terms and understanding of each project. There can be no assurances any forward looking projections are accurate or will necessarily occur.

Significance of Oklahoma Discovery

petroriver OIL

Develop a Scalable, Repeatable and Profitable Drilling Program in Osage County, Oklahoma

Why Osage County, Oklahoma?

- **New Data:** In July 2016, 35 square miles of 3D seismic reprocessed; defined 4,480 acres of structural closures; multiple target formations, both Pennsylvanian and Mississippian-aged
- **Low Cost Drilling:** D&C costs of $200,000 per well
- **Prolific Basin:** Over 200 MM BO produced from historical vertical production adjacent to our concession area
- **Field Discoveries:** Two field discoveries in 2017- S. Blackland and W. Blackland fields – proved structure potential of ~1.26MM BOE
- **Additional Potential:** Petro River identified prospective areas for Mississippian chat accumulation within the current seismic area with prospective resources of ~5.85MM BOE

≤$5 per BO
Target F&D Costs

≤$5 per BO
Target OPEX Costs

Pearsonia West – Osage County, OK



Pearsonia West Acreage & Near-by Fields Production
36 Sq. miles of 3D seismic
Foraker Field 2,100,000 BO , 0.4 BCF 35,000 BO per well
Greater Dog Creek Field 6,400,000 BO , 6.6 BCF 65,000 BO per well
Blackland Field 3,800,000 BO , 0.6 BCF 96,000 BO per well
Pearsonia Field 7,800,000 BO , 6.5 BCF 66,400 BO per well
Burbank Giant Oil Field 200,000,000+ BO
Enfisco Field 1,200,000 BO, 0.55 BCF 57,000 BO per well
28N/6E
28N/7E
28N/8E
27N/6E
27N/8E
26N/7E
26N/8E

Pearsonia West – Osage County, OK



Pearsonia West 3D - Arbuckle Depth Structure Map - Contour Interval 10'
28N/7E
27N/7E
A
A'
B
B'
C
C'
1:48000
OTCBB:PTRC
www.petroriveroil.com

Pearsonia West Facts	
Location	Osage County, Oklahoma
Size	106,500 gross contiguous acres
Working Interest	75% Controlled by Petro River
Mineral Rights	Single mineral rights owner; 76% NRI
Geophysics	36 sq. miles of existing 3D Seismic data; Identified numerous prospects
2017 Drilling Plan	2 successful field discoveries –potential reserves of ~1.26 MM BOE; Drill up to 14 development wells
2018 Drilling Plan	Test new prospects identified on new 20 sq miles of seismic to be shot in 2018

ASSET RISK PROFILE

Low			High

Operating Partners – Experience in Osage

Members Successfully Drilled 1,000+ Wells within 10 Miles of Pearsonia

Stephen Brunner
President of Petro River
- Former CEO of Constellation Energy Partners
- Drilled 300+ wells in Osage County
- 80% success rate in area without seismic
- 8+ years working with Osage Mineral Counsel

Jonathan Rudney
CEO of Horizon Energy Partners
- Former companies owned four concessions within Osage County
- Extensive relationships in the area

Scott DuCharme
Performance Energy
- Drilled 500+ wells in Osage County, OK
- 30+ years working with Osage Minerals Council
- 85% success rate in area without seismic

Mike Mackey
Osage Wireline
- Provided wireline services to OK/KS since 1978.
- 20,000+ well logs in its library
- Nearly four decades of field experience

Loch Ethridge
Grapevine Energy LLC & Consultant
- 34 years experience as a geophysicist
- 65% completion success rate
- Worked with Cimarex, Phillips Petroleum, Getty, Century, and EOG

Pearsonia West – Development Fields


West Blackland
1-3 Discovery Well
West Blackland
(9 wells)
South Blackland
(5 wells)
South Blackland
2-11 Discovery Well
34
35
2
4
9
10
1
12
-1350.00
-1361.67
-1373.33
-1385.00
-1396.67
-1408.33
-1420.00
-1431.67
-1443.33
-1455.00
-1466.67
-1478.33
-1490.00
-1501.67
-1513.33
-1525.00
-1536.67
-1548.33
-1560.00
-1571.67
-1583.33
-1595.00
-1606.67
-1618.33
-1630.00
-1641.67
-1653.33
-1665.00
-1676.67
-1688.33
-1700.00

Pearsonia West – Exploration Fields

$300,000 tests all 3 prospects with potential prospective resources of ~5.85MM BOE



Section 4 = 612ac
Section 13 = 350 ac

- **Section 4 Prospect**
  - -612 Acres
  - -~50,000 BOE EUR/well
  - -up to 30 wells (based on 20 acre spacing)
- **Section 13 Prospect**
  - -350 Acres
  - -~50,000 BOE EUR/well
  - -up to 17 wells (based on 20 acre spacing)
- **North Blackland Prospect**
  - -1,400 Acres
  - -~50,000 BOE EUR/well
  - -up to 70 wells (based on 20 acre spacing)

Osage Development & Exploration Plan

petroriver OIL

Osage Development Plan
Projected Net Cash Flow $24.9M (NPV $15.1M)



Development
$6,000,000
$4,000,000
$2,000,000
$0
-$2,000,000
-$4,000,000
2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031
Net Cash Flow

Osage Exploration Plan
Projected Net Cash Flow $244.1M (NPV $138.5M)



Exploration
$40,000,000
$30,000,000
$20,000,000
$10,000,000
$0
-$10,000,000
2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031
Net Cash Flow

This chart is based upon management assumptions and reflect the most current terms and understanding of each project. Projected cash flow from Exploration Plan based on W. Blackland single well economics set forth on next slide. There can be no assurances any forward looking projections are accurate or will necessarily occur.

Well Count



60
50
40
30
20
10
0
11
20
3
50
47
2017
2018
2019
2020
Development
Exploration

Phase One (2017 Plan)

- 8 new W. Blackland Wells
- 1 new S. Blackland Well
- Target 11 wells for production by end of 2017

Phase Two (2018)

- 3 new S. Blackland Wells
- Drill Exploration wells (20 additional wells in 2018 to increase to 117 by 2020
- Shoot 20 Sq. Miles of new seismic

Development Plan –Single Well Economics

petroriver OIL

Assumption:
Oil Price: $47 flat over life of well
Gas Price: $2.10
LOE: $1,000 fixed per well + $1.25 variable / BO

W. Blackland Field

Single Well Economics

Cashflow	Cap Ex	1 Yr	3 YR	5 YR	Life of Well	IRR
75% WI-Bandolier	(187,500)	$360,932	$694,936	$894,697	$2,148,801	151%

IP Rate- 71 BOE
EUR -105,000 BOE

S. Blackland Field

Single Well Economics

Cashflow	Cap Ex	1 YR	3 YR	5 YR	Life of Well	IRR
75% WI-Bandolier	(187,500)	$187,729	$380,337	$497,791	$1,111,327	67%

IP Rate- 35 BOE
EUR -63,000 BOE

Significance of California Discovery

petroriver OIL

Develop a Scalable, Repeatable and Profitable Drilling Program in Kern County, California

Why Kern County, California?

- **New Data:** Acquired new 30 sq. miles of 3D Seismic survey which identified various prospects including the Sunset Boulevard Prospect
- **Low Cost Drilling:** D&C costs of $1.5 Million or less per well
- **Prolific Field:** Over 100 MM BO produced from historical production
- **Field Discoveries:**
  - Sunset Boulevard upon drilling of Cattani-Rennie 47X-15well
    -Prospective resources of $3.0 million BO within prospect area
    -Currently conducting well testing and development plan
  - Grapevine Project Area
    -Recent Chardonnay 47X-35 well discovery
    -Petro River has an 8% indirect interest pursuant to 20% investment in Horizon Energy
    -Currently conducting well testing and development plan

≤$10 per BO
Target F&D Costs

≤$10 per BO
Target OPEX Costs

Kern County, CA

Kern County Facts	
Location	Kern County, California
Size	7,000 acres
Interest	13.75%
Work Completed	Completed successful drilling operations on Cattani-Rennie 47X-15.
Geophysics	Acquired new 30 sq. miles of 3D Seismic survey
Historical Activity	Field produced over 100 MM BOE from numerous wells
2017/2018 Work Plan	Conducting well tests for Sunset Boulevard Development Plan; Identifying exploration prospects


KERN COUNTY
Area of Interest
Monterey FM
Active Source
Sacramento
California
KERN COUNTY
Los Angeles

Near-By Production

- (a) *Edison Field – 150.0 MMBO*
- (b) *Kern River – 2,189 MMBO*
- (c) *Fruitvale – 127.3 MMBO*
- (d) *Paloma – 81.6 MMBO*
- (e) *North Tejon – 24.2 MMBO*

ASSET RISK PROFILE


Low
High

Kern County, CA

petroriver OIL

Situated in one of California's oldest and most productive oil-bearing regions, PTRC's technical team believes Kern County Field contains significant undiscovered oil.

Ideal Location

30+ MM BOE Possible Recovery

- Adjacent to world-class Monterey source kitchen Within a 20 mile radius, over 10 billion BOE produced
- Basin is home to 4 of 10 largest onshore oil fields in the U.S.

Discovered in Early 1900s

Abundant Historical Geological & Drilling Data

- Field mostly developed by independent operators
- Multiple small mineral owners
- Most wells drilled prior to 1975
- Produced in excess 100MM BOE from numerous wells

Locate Oil Left in Place

3D Seismic Yields Undrilled Opportunities

- Remapping and engineering the field
- Acquisition of 30 sq. miles of new modern 3D Seismic data defined new opportunities

Low Development Costs

Finding & Development Costs under $10

- Vertical drilling
- Well depths between 4,500-9000 feet

Kern County Development Timeline

petroriver OIL

Development and Exploration Plan

Phase One (Q4 2017 Plan)

- Discovery of Sunset Boulevard Prospect
  Production & flow tests- Cattani-Rennie 47X-15 exploration well
- Drill 2 Sunset Boulevard Development wells
- 3 wells on production (150/BOPD IP/well)

Phase Two (2018)

- Drill and commence development of 3 exploration prospects
- Further development on Sunset Boulevard

Our Value Proposition

Opportunity to realize significant value based on success of our current projects



Petro River's Projected Net Asset Value (NAV) based on next 12 Month Development and Exploration Plans
200.00
180.00
160.00
140.00
120.00
100.00
80.00
60.00
40.00
20.00
0.00
In Millions
31.68M
46.79M
185.29M
195.68M
CURRENT VALUE 9/14/17
OSAGE COUNTY DEVELOPMENT (NPV $15.1M)
OSAGE COUNTY EXPLORATION (NPV $138.5M)
KERN COUNTY -SUNSET BOULEVARD DEVELOPMENT (NPV 11.8M)
Near Term Development and Exploration Projects

This chart is internally prepared and based upon management assumptions and reflect the most current terms and understanding of each project. There can be no assurances any forward looking projections are accurate or will necessarily occur.

Key Takeaways

Now is a great time to be a shareholder of Petro River:

Diverse Conventional Portfolio with F&D <$10 per BO; OPEX <$10 per BO

✓ **Osage County, Oklahoma -Pearsonia West Project (106,500 total acres)**
- Successful oil field discovery in the W. Blackland field (EUR per well is ~105,000 BOE; IP rate of ~71 BOE)
- Successful oil field discovery in the S. Blackland field (EUR per well is ~63,000 BOE; IP rate of ~35 BOE)
- Proven structures potential reserves of ~1.125MM BOE.
- Significant exploration opportunity over 2,362 acres of new structural closures
  -$300,000 in exploration costs can prove prospective resources of up to ~5.85MM BOE (based on 20 acre well spacing and 50,000 EUR/well)
- Significant scalable and repeatable opportunities over 106,500 acres

✓ **California –Kern County and Grapevine Projects (Horizon Energy's asset)**
- 2 successful wells drilled in 2017
- Plan to develop Sunset Boulevard Prospect (3 wells; estimated 150 BOPD IP/well)
- Plan to drill exploration wells in different prospects with prospective resources of 14.7+MM BO

Petro River Oil Corp

55 Fifth Avenue, Suite 1702
New York, NY 10003

Phone: 469-828-3900
Email: ir@petroriveroil.com
www. petroriveroil.com